UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2010

Team Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34583	36-4276525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Brookview Centre Way Suite 400 Knoxville, Tennessee 37919	37919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000

1900 Winston Road, Suite 300

Knoxville, Tennessee 37919

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 26, 2010, Team Health Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and the Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan (the “Nonqualified Stock Purchase Plan”, and, together with the Employee Stock Purchase Plan, the “Plans”). Under the Plans an aggregate of 1,400,000 shares of the Company’s common stock will be available for purchase by certain employees and independent contractors of the Company and several of its subsidiaries. The Board of Directors of the Company previously approved the Plans on February 25, 2010.

The material features of the Employee Stock Purchase Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 15, 2010 (the “Proxy Statement”) in the section entitled “Proposal No. 3—Approval of the Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan”, which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The material features of the Nonqualified Stock Purchase Plan are described in the Proxy Statement in the section entitled “Proposal No. 4—Approval of the Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan”, which description is filed herewith as Exhibit 99.2 and incorporated herein by reference. The above descriptions of the Employee Stock Purchase Plan and the Nonqualified Stock Purchase Plan are qualified in their entirety by reference to the copies of the Plans filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting was held on May 26, 2010.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees were elected. The final results of the voting for three Class I Directors for a term expiring in 2013 are set forth below:

Class I

H. Lynn Massingale, M.D.	For Withheld Broker non-votes	54,097,315 5,462,553 835,348

Neil P. Simpkins	For Withheld Broker non-votes	54,098,909 5,460,959 835,348

Earl P. Holland	For Withheld Broker non-votes	50,528,284 9,031,584 835,348

The Class II Director whose term continued after the Annual Meeting and expires in 2011 is Greg Roth. Class III Directors whose terms continued after the Annual Meeting and expire in 2012 are Michael A. Dal Bello and Glenn A. Davenport.

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes, as applicable.

I.	Ratification of the appointment of Ernst & Young LLP, as independent registered public accounting firm for the year 2010 – approved.
	For	60,296,624
	Against	98,592
	Abstain	0

II.	Approval of the Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan – approved.
	For	59,408,031
	Against	151,237
	Abstain	600
	Broker non-votes	835,348

III.	Approval of the Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan – approved.
	For	59,403,856
	Against	155,512
	Abstain	500
	Broker non-votes	835,348

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

10.1	Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan (incorporated herein by reference to Annex A of the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

10.2	Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan (incorporated herein by reference to Annex B of the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

99.1	The section entitled “Proposal No. 3—Approval of the Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

99.2	The section entitled “Proposal No. 4—Approval of the Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM HEALTH HOLDINGS, INC.

By:	/S/ DAVID P. JONES
Name:	David P. Jones
Title:	Chief Financial Officer

May 27, 2010

EXHIBIT INDEX

Exhibit No.

10.1	Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan (incorporated herein by reference to Annex A of the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

10.2	Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan (incorporated herein by reference to Annex B of the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

99.1	The section entitled “Proposal No. 3—Approval of the Team Health Holdings, Inc. 2010 Employee Stock Purchase Plan” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).

99.2	The section entitled “Proposal No. 4—Approval of the Team Health Holdings, Inc. 2010 Nonqualified Stock Purchase Plan” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 15, 2010).